Exhibit 99

[GRAPHIC OMITTED]











                                                           FOR IMMEDIATE RELEASE

Contact:      Michael Russell
              Senior Director, Investor Relations
              (512) 437-2354
              mike_russell@vtel.com

                VTEL Reports Fourth Quarter and Year-End Results
                              for Fiscal Year 1999


AUSTIN, Texas (Sept. 28, 1999) - VTEL(R) Corporation (NASDAQ: VTEL) today reported financial results for its fiscal 1999 fourth quarter and year end for the period ended July 31, 1999.

     For the three-month period, VTEL reported net income of $392,000, or $.02 per share on 24.9 million fully diluted shares outstanding, compared to $1.4 million, or $.06 per share on 23.5 million shares, for the same three-month period in fiscal year 1998. Revenue for the fourth quarter totaled $40.8 million versus $47.7 million for the fourth quarter of 1998.

     "Our top-line performance in the fourth quarter grew 13 percent over third quarter, indicating that there is renewed strength in VTEL's core vertical markets," said Stephen Von Rump, president of VTEL. "We continued to reduce operating expenses, which were down $1.3 million, or seven percent, from the third quarter."

     For the one-year period ending July 31, 1999, revenues were $151.6 million compared to $179.7 million for the one-year period in 1998. The company reported a net loss for fiscal year




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VTEL Reports Fourth Quarter and Year-End Results for Fiscal Year 1999//Page 2


1999 of $15.6 million, including $3.1 million in restructuring charges, or $0.66 per diluted share, versus net income of $2.8 million, or $0.12 per share, for fiscal year 1998.
                                    - more -

         VTEL also reported that it has restated previously issued financial statements for first, second and third quarters of fiscal year 1999. The restatements are attributed to non-cash adjustments made to certain depreciation and amortization accounts, inventory accounts, and to the reversal of previously recorded final acceptance revenues for certain Chinese orders in which final cash payment has not yet been received.

         "We are pleased with the objectives we met in the fourth quarter that will carry us into fiscal year 2000," said Von Rump. "That momentum, coupled with the completion of several key initiatives during fiscal year 1999, better positions VTEL for achieving its potential future performance."

         Von Rump said those initiatives included the acquisition of the streaming technology of Vosaic LLC and subsequent launch of VTEL's TurboCast streaming suite; introduction of the Network Assured Program with Cisco as its charter member; operating expense reductions of $7.1 million since first quarter; realignment of all customer facing organizations; and the introduction of Galaxy, a completely new product line. "We established 13 percent revenue growth quarter-over-quarter, reduced operating expenses for the fourth straight quarter and reduced days in inventory to a four-quarter low," said Von Rump.

         Based in Austin, Texas with offices and resellers in 61 countries, VTEL Corporation is a global leader in high technology visual communications products and services. From Internet visual communications software and services to videoconferencing systems and video-networking solutions, VTEL offers customers the most complete range of products and implementation support. VTEL serves customers in the commercial, education, healthcare, and government markets by combining the power of traditional videoconferencing with the vast reach of the Internet.

         This release may include projections and other forward-looking statements that involve a number of risks and uncertainties and as such, actual results in future periods may differ materially from those currently expected or desired. Some of the factors that could cause actual results to differ materially include rapid changes in technology, changes in customer order patterns or order mix, the ability to collect certain foreign receivables, foreign exchange rate


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VTEL Reports Fourth Quarter and Year-End Results for Fiscal Year 1999//Page 3


fluctuations, the intensity of competition, the cost and availability of certain key components, the

                                    - more -

company's ability to manage product transitions and inventory levels, product pricing pressures, sudden or unexpected changes in demand for VTEL's videoconferencing systems, and litigation involving intellectual property and other issues. In addition, notwithstanding the internal control procedures instituted by VTEL, there can be no guarantee that accounting errors will not occur. Additional discussion of these and other risk factors affecting the company's business and prospects is contained in the company's periodic filings with the SEC.

                                    - more -
                               (financials follow)


VTEL is a registered trademark of VTEL Corporation.
VTEL Corporation, 108 Wild Basin Road, Austin, Texas, 78746.
Phone: 512-437-2700, Fax: 512-437-2792.
VTEL Website: http://www.vtel.com


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VTEL Reports Fourth Quarter and Year-End Results for Fiscal Year 1999//Page 4

                                VTEL Corporation
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 ----------------------------------------------
                (Amounts in thousands, except per share amounts)


                                                             For the                              For the
                                                       Three Months Ended                   Twelve Months Ended
                                                            July 31,                             July 31,

                                                      1999            1998                1999              1998
                                                   Unaudited       Unaudited            Unaudited
Revenues:
  Products                                            $ 28,113        $ 35,485            $ 105,520      $ 134,775

  Services and other                                    12,678          12,218               46,082         44,909
                                                      --------        --------            ---------      ---------
     Total revenues                                     40,791          47,703              151,602        179,684
                                                      --------        --------            ---------      ---------

Cost of sales:
  Products                                              15,367          16,635               55,167         65,811
  Services and other                                     8,002           7,600               29,197         28,916
                                                      --------        --------            ---------       --------
     Total cost of sales                                23,369          24,235               84,364         94,727
                                                      --------        --------            ---------       --------

  Gross margin                                          17,422          23,468               67,238         84,957
                                                      --------        --------            ---------       --------

Operating expenses:
  Selling, general and administrative                   13,182          18,571               60,855         64,802
  Research and development                               3,650           5,137               17,951         19,892
  Merger and other                                        (235)         (1,536)                (235)        (1,536)
  Amortization of intangible assets                        381             240                1,271            960
  Restructuring expense                                    (38)              -                3,080              -
                                                      --------        --------            ---------       --------
     Total operating expenses                           16,940          22,412               82,922         84,118
                                                      --------        --------            ---------       --------

  Income (loss) from operations                            482           1,056              (15,684)           839
                                                      --------        --------            ---------       --------

Other income (expense):
  Interest income                                           91             526                  792          1,242
  Interest expense and other                              (231)           (171)                (723)           735
                                                      --------        --------            ---------       --------
                                                          (140)            355                   69          1,977
                                                      --------        --------            ---------       --------

Net income (loss) before provision
  for income taxes                                         342           1,411              (15,615)         2,816

Benefit (provision) for income taxes                        50               -                   50            (37)
                                                      --------        --------            ---------       --------
  Net income (loss)                                   $    392        $  1,411            $ (15,565)      $  2,779
                                                      ========        ========            =========       ========

Basic and diluted income (loss) per share:            $   0.02        $   0.06            $   (0.66)      $   0.12
                                                      ========        ========            =========       ========

Weighted average shares outstanding:
  Basic                                                 24,235          23,057               23,509         23,057
                                                      ========        ========            =========       ========
  Diluted                                               24,919          23,458               23,509         23,458
                                                      ========        ========            =========       ========




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VTEL Reports Fourth Quarter and Year-End Results for Fiscal Year 1999//Page 5



                                            VTEL Corporation
                                  CONDENSED CONSOLIDATED BALANCE SHEET
                                  ------------------------------------
                                  (Amounts in thousands, except share)


                                                                          July 31,             July 31,
                                                                            1999                 1998
                                                                         Unaudited
ASSETS

Current assets:

    Cash and equivalents                                                     $   7,805            $  15,191

    Short-term investments
                                                                                 4,308               14,484
    Accounts receivable, net of allowance for doubtful

      accounts of $1,223 and $9,447 at

      July 31, 1999 and July 31, 1998
                                                                                38,291               40,527
    Inventories
                                                                                15,803               12,951
    Prepaid expenses and other current assets
                                                                                 2,320                2,533
                                                                             ---------            ---------
        Total current assets                                                    68,527               85,686

Property and equipment, net
                                                                                29,454               28,106
Intangible assets, net
                                                                                15,841               11,812
Other assets
                                                                                10,270                3,685
                                                                             ---------            ---------
                                                                             $ 124,092            $ 129,289
                                                                             =========            =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

    Accounts payable                                                         $  18,387            $  22,600

    Accrued merger and other expenses                                                -                1,741

    Accrued compensation and benefits                                            4,906                5,258

    Other accrued liabilities                                                    6,221                2,791

    Deferred revenue                                                            10,756               11,793
                                                                             ---------            ---------
        Total current liabilities                                               40,270               44,183

Long-term liabilities:

    Borrowings under revolving line of credit                                   11,200                    -
                                                                             ---------            ---------
    Other long-term obligations                                                  4,698                3,848
                                                                             ---------            ---------

        Total long-term liabilities                                             15,898                3,848
                                                                             ---------            ---------

Commitments and contingencies                                                        -                    -

Stockholders' equity:

    Common stock, $.01 par value; 40,000,000 authorized;

      24,423,000 and 23,227,000 issued at July 31, 1999

      and July 31, 1998                                                            244                  232

    Additional paid-in capital                                                 259,740              256,594

    Treasury stock, at cost: 200 shares outstanding                                  -                    -

    Accumulated deficit                                                       (191,645)            (175,455)

    Accumulated other comprehensive loss                                          (415)                (113)
                                                                             ---------            ---------
        Total stockholders' equity                                              67,924               81,258
                                                                             ---------            ---------

                                                                             $ 124,092            $ 129,289
                                                                             =========            =========


VTEL Reports Fourth Quarter and Year-End Results for Fiscal Year 1999//Page 6

                                VTEL Corporation
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                    Unaudited

                (Amounts in thousands, except per share amounts)

                                                         As Reported For the                               Restated For the
                                                          Three Months Ended                              Three Months Ended

                                                    Oct. 31,      Jan 31,    April 30,           Oct. 31,      Jan 31,     April 30,
                                                     1998          1999        1999                1998         1999         1999
Revenues:

     Products                                      $ 24,528      $ 24,550     $ 22,658           $ 25,888      $ 26,386    $ 25,133
     Services and other                              12,407        13,085       13,999             11,052        11,369      10,983
                                                   --------      --------     --------           --------      --------    --------
        Total revenues                               36,935        37,635       36,657             36,940        37,755      36,116
                                                   --------      --------     --------           --------      --------    --------
Cost of sales:

     Products                                        12,227        13,206        9,882             13,280        14,483      12,037
     Services and other                               8,188         8,549        8,232              7,348         7,485       6,362
                                                   --------      --------     --------           --------      --------    --------
        Total cost of sales                          20,415        21,755       18,114             20,628        21,968      18,399
                                                   --------      --------     --------           --------      --------    --------
     Gross margin                                    16,520        15,880       18,543             16,312        15,787      17,717
                                                   --------      --------     --------           --------      --------    --------
Operating expenses:

     Selling, general and administrative             18,240        15,704       13,141             18,503        15,916      13,254

     Research and development                         5,236         4,638        4,427              5,236         4,638       4,427
     Amortization of intangible assets                  252           259          379                252           259         379

     Restructuring expense                                -         2,915          203                  -         2,915         203
                                                   --------      --------     --------           --------      --------    --------

        Total operating expenses                     23,728        23,516       18,150             23,991        23,728      18,263
                                                   --------      --------     --------           --------      --------    --------

     Income (loss) from operations                   (7,208)       (7,636)         393             (7,679)       (7,941)       (546)
                                                   --------      --------     --------           --------      --------    --------
Other income (expense):

     Interest income                                    288           248          165                288           248         165
     Interest expense and other                         (48)         (251)        (193)               (48)         (251)       (193)
                                                   --------      --------     --------           --------      --------    --------
                                                        240            (3)         (28)               240            (3)        (28)
                                                   --------      --------     --------           --------      --------    --------
Net income (loss) before provision

     for income taxes                                (6,968)       (7,639)         365             (7,439)       (7,944)       (574)

Provision for income taxes                                -             -            -                  -             -           -
                                                   --------      --------     --------           --------      --------    --------
     Net income (loss)                             $ (6,968)     $ (7,639)    $    365           $ (7,439)     $ (7,944)   $   (574)
                                                   ========      ========     ========           ========      ========    ========
Basic and diluted income (loss) per share:         $  (0.30)     $  (0.33)    $   0.02           $  (0.32)     $  (0.35)   $  (0.02)
                                                   ========      ========     ========           ========      ========    ========
Weighted average shares outstanding:

     Basic                                           23,085        22,987       23,734             23,085        22,987      23,734
                                                   ========      ========     ========           ========      ========    ========
     Diluted                                         23,085        22,987       24,065             23,085        22,987      23,734
                                                   ========      ========     ========           ========      ========    ========

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